                                                                    Exhibit 99.2

    OROFINO GOLD CORP. ANNOUNCES RESULTS FOR THE THREE AND SIX-MONTH PERIODS
                            ENDED NOVEMBER 30, 2011

Liaoning, CHINA May 25th 2012: Orofino Gold Corp.  (OTCQB-US:ORFG)  ("Orofino"),
The Board of Directors  announce  the  financial  results for the period  ending
November 30, 2011,  for Orofino  Gold Corp,  a minerals  exploration  and mining
company   whose   shares  of  Common   Stock  are  listed  for  trading  on  the
over-the-counter  market  with  Pink OTC  Markets,  Inc.,  announced  today  its financial  results for the three and six-month  periods ended November 30, 2011.
Orofino  reported a net loss of  ($198,939) or $0.0010 per share of Common Stock on a diluted basis for the  three-months  ended November 30, 2011 and a net loss of  ($487,669)  or $0.0035 per share of Common Stock on a diluted  basis for the six-months  ended November 30, 2011. As the Company is still in its  development stage, it did not generate any income or revenue for the reporting periods.

Orofino's  unaudited  and  unreviewed  financial  statements  for the  three and six-month  periods ended November 30, 2011,  compiled in accordance  with United
States generally accepted accounting principles are attached to this release.

FUTURE OPERATIONS:

Orofino  continues  to  pursue  the  development  of its  interests  in two gold concessions  located  in the  southern  region  of  the  Bolivar  Department  in
Colombia. The company has recently undertaken additional exploratory activity on the Rio Viejo Concession and collected additional assay samples for processing.

Orofino  continues to be challenged by the current  economic  environment in its efforts  to raise  additional  funds for  operations.  As a result,  there is no assurance that the company will be able to achieve its operations goals.

As reported on Form NT 10-K filed on August 29,  2011,  Orofino did not file its
Annual  Report on Form 10-K for the year ended May 31, 2011 with the  Securities and Exchange  Commission (the  "Commission")  by the required due date of August
29, 2011. Due to the company's current financial condition, it is only beginning the process of preparing  its Annual  Report on Form 10-K for the year ended May
31,  2011.  Registrant  intends  to  prepare  the Annual  Report  with  expanded financial and other  disclosures  in lieu of filing a separate  Annual Report on
Form 10-K for the fiscal years ended May 31, 2010,  2011 and 2012, and Quarterly
Reports on Forms 10-Q for each of the  Registrant's  fiscal quarters  commencing with the fiscal  quarter ended August 31, 2009.  Orofino  currently  anticipates filing such expanded Form 10-K by August 30, 2012.
About Orofino Gold Corp.

Orofino is a Nevada  corporation  engaged in the business of  exploring  for and mining  minerals,  principally  gold. The company  currently  holds an option to acquire an interest in two gold concessions  located in the southern area of the
Bolivar Department in Colombia.

Forward Looking Statements

Certain of the statements in this news release are  forward-looking  statements, including statements regarding the strategy and focus of Orofino and the ability to regain compliance with securities and tax reporting  obligations.  Additional information  regarding  the company  can be found in its most recent  filings on
Form 8-K.

Contacts:

Orofino Gold Corp.
Ning Shi Long, CEO and President
011 86 411 82 72 6933

                               Orofino Gold Corp.
                         (An Development Stage Company)
                                Income Statements
                             (Stated in US Dollars)
                                    Unaudited

                                                                                                           From inception
                                            For the three months ended      For the six months ended    (April 12, 2005) to
                                           November 30,    November 30,    November 30,    November 30,     November 30,
                                               2011            2010            2011            2010             2011
                                           ------------    ------------    ------------    ------------     ------------

REVENUE                                    $         --    $         --    $         --    $         --     $    116,326
                                           ------------    ------------    ------------    ------------     ------------
EXPENSES
  Advertising and Promotion                       7,450           5,000           7,450          98,539          690,762
  Consulting fees                                    --          11,000              --          67,000          260,127
  General and Administrative                     12,572           9,831         156,670          20,051          438,401
  Imputed Interest                                   --              --              --              --            1,967
  Interest                                       35,917          24,047          68,044          47,495          193,219
  Management fees                                18,000          20,000          35,000          43,000          144,000
  Mineral exploration expense                   125,000          15,590         220,505          28,731          464,783
  Write off of mineral acquisition cost              --              --              --              --          505,000
  Wages and Salary                                   --              --              --              --          111,952
                                           ------------    ------------    ------------    ------------     ------------
TOTAL EXPENSES                                  198,939          85,468         487,669         304,816        2,810,211
                                           ------------    ------------    ------------    ------------     ------------

Provision for income tax                             --              --              --              --               --
Net Income (Loss)                          $   (198,939)   $    (85,468)   $   (487,669)   $   (304,816)    $ (2,693,885)
                                           ------------    ------------    ------------    ------------     ------------

Basic loss per common share                $    (0.0014)   $    (0.0013)   $    (0.0035)   $    (0.0046)
                                           ------------    ------------    ------------    ------------

Diluted loss per common share              $    (0.0010)   $    (0.0007)   $    (0.0024)   $    (0.0025)
                                           ------------    ------------    ------------    ------------

Weighted Average Number of Common Shares    140,750,549      66,092,308     140,750,549      66,092,308
                                           ------------    ------------    ------------    ------------

Shares issuable for convertible loans        58,682,133      56,545,067      58,682,133      56,545,067
                                           ------------    ------------    ------------    ------------

   The accompanying notes are an integral part of these financial statements.

                               Orofino Gold Corp.
                         (An Development Stage Company)
                                 Balance Sheets
                             (Stated in US Dollars)

                                                             November 30,              May 31,
                                              Note               2011                   2011
                                              ----           ------------           ------------
                                                              Unaudited              Unaudited

ASSETS

CURRENT ASSETS
  Prepaid expense                               4            $     17,885           $         --
                                                             ------------           ------------
TOTAL CURRENT ASSETS                                               17,885                     --

NON-CURRENT ASSETS
  Mineral Properties                            5                 505,000                505,000
                                                             ------------           ------------
TOTAL NON-CURRENT ASSETS                                          505,000                505,000

                                                             ------------           ------------

TOTAL ASSETS                                                 $    522,885           $    505,000
                                                             ============           ============

LIABILITIES

CURRENT LIABILITIES
  Accounts Payable                                           $    258,332           $    137,101
  Loans payable                                 6               1,120,519                756,349
  Convertible loans                             7                 440,116                424,088
                                                             ------------           ------------
TOTAL CURRENT LIABILITIES                                       1,818,967              1,317,538
                                                             ------------           ------------
TOTAL LIABILITIES                                               1,818,967              1,317,538
                                                             ------------           ------------
STOCKHOLDERS' DEFICIENCY
  Common Stock, $0.001 par value
   250,000,00 Common Shares Authorized
   141,200,000 Shares Issued                    8                 141,200                140,650
  Additional Paid-in capital                                      755,767                752,192
  Warrants                                      8                 500,000                500,000
  Deficit                                                      (2,693,885)            (2,206,216)
  Translation Adjustments                                             836                    836
                                                             ------------           ------------
TOTAL STOCKHOLDERS' DEFICIT                                    (1,296,082)              (812,538)
                                                             ------------           ------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $    522,885           $    505,000
                                                             ============           ============

   The accompanying notes are an integral part of these financial statements.

                               OROFINO GOLD CORP.
                          (A Development Stage Company)
                       STATEMENTS OF STOCKHOLDER'S EQUITY
              From inception (April 12, 2005) to November 30, 2011
                             (Stated in US Dollars)
                                    Unaudited

                                     Common Stock
                                ----------------------        Paid in        Translation      Retained           Total
                                Shares          Amount        Capital        Adjustments       Deficit           Equity
                                ------          ------        -------        -----------       -------           ------

Shares issued to founders
 on April 12, 2005 at
 $0.0001 per share             60,000,000    $    60,000    $   (59,000)     $        --     $        --      $   (59,000)
Net (Loss) for period
 ending May 31, 2006                   --             --             --               --            (800)            (800)
                              -----------    -----------    -----------      -----------     -----------      -----------
Balance, May 31, 2006          60,000,000         60,000        (59,000)              --            (800)         (59,800)

Net (Loss) for period
 ending May 31, 2007                   --             --             --               --            (200)            (200)
                              -----------    -----------    -----------      -----------     -----------      -----------
Balance, May 31, 2007          60,000,000         60,000        (59,000)              --          (1,000)             --

Contributed Capital                    --             --          7,500               --              --            7,500
Translation Adjustments
 for period ending
 May 31,2008                           --             --             --             (111)             --             (111)
Net (Loss) for period
 ending May 31, 2008                   --             --             --                --        (39,779)         (39,779)
                              -----------    -----------    -----------      -----------     -----------      -----------
Balance, May 31, 2008          60,000,000         60,000        (51,500)            (111)        (40,779)         (32,390)

Translation Adjustments
 for period ending
 May 31,2009                           --             --             --              947              --              947
Net (Loss) for the period
 ending May 31, 2009                   --             --             --               --         (33,887)         (33,887)
                              -----------    -----------    -----------      -----------     -----------      -----------
Balance, May 31, 2009          60,000,000         60,000        (51,500)             836         (74,666)         (65,330)

Contributed Capital                    --             --          1,967               --              --            1,967
Net (Loss) for the period
 ending May 31, 2010                   --             --             --               --        (526,532)        (526,532)
                              -----------    -----------    -----------      -----------     -----------      -----------
Balance, May 31, 2010          60,000,000         60,000        (49,533)             836        (601,198)        (589,895)

Shares issued in settlement
 of debt                       10,200,000         10,200        163,800               --              --          174,000
Shares issued for convertible
 debt                          46,450,000         46,450        301,925               --              --          348,375
Warrants issued                        --             --        500,000               --              --          500,000
Shares issued for mineral
 concessions                   24,000,000         24,000        336,000               --              --          360,000
Net (Loss) for the period
 ending May 31, 2011                   --             --             --               --      (1,605,018)      (1,605,018)
                              -----------    -----------    -----------      -----------     -----------      -----------
Balance, May 31, 2011         140,650,000        140,650      1,252,192              836      (2,206,216)        (812,538)

Shares issued for convertible
 debt                             550,000            550          3,575               --              --            4,125
Net (Loss) for the period
 ending November 30, 2011              --             --             --               --        (487,669)        (487,669)
                              -----------    -----------    -----------      -----------     -----------      -----------

Balance, November 30, 2011    141,200,000    $   141,200    $ 1,255,767      $       836     $(2,693,885)     $(1,296,082)
                              ===========    ===========    ===========      ===========     ===========      ===========

   The accompanying notes are an integral part of these financial statements.

                               Orofino Gold Corp.
                         (An Development Stage Company)
                            Statements of Cash Flows
                             (Stated in US Dollars)
                                    Unaudited

                                                                                                               From inception
                                              For the three months ended        For the six months ended    (April 12, 2005) to
                                             November 30,     November 30,    November 30,     November 30,     November 30,
                                                 2011             2010            2011             2010             2011
                                             ------------     ------------    ------------     ------------     ------------

OPERATING ACTIVITIES
  Net income (loss)                          $   (198,939)    $    (85,468)   $   (487,669)    $   (304,816)    $ (2,693,885)
  Adjustments to reconcile net income
   to net cash
     Imputed interest on related party loan            --               --              --               --            1,967
     Accrued interest on loans                     35,518           24,048          67,168           47,495          271,749
     Write off mineral property costs                  --               --              --               --          505,000
     Shares issued for services                        --               --              --           60,000          174,000
     Accounts payable                              25,450           29,262         121,231           27,310          258,332
     Prepaid expenses                               5,380              985         (17,885)              --          (17,885)
                                             ------------     ------------    ------------     ------------     ------------
NET CASH USED IN OPERATING ACTIVITIES            (132,591)         (31,173)       (317,155)        (170,011)      (1,500,722)

FINANCING ACTIVITIES
  Loans                                           132,591           31,173         317,155          170,011        1,641,386
  Warrants                                             --               --              --               --          500,000
  Contributed Capital                                  --               --              --               --            7,500
  Common shares issued to founders
   @ $0.0001 per share                                 --               --              --               --            1,000
                                             ------------     ------------    ------------     ------------     ------------
NET CASH PROVIDED BY FINANCING ACTIVITIES         132,591           31,173         317,155          170,011        2,149,886

INVESTING ACTIVITIES
  Acquisition of mineral properties                    --               --              --               --         (650,000)
                                             ------------     ------------    ------------     ------------     ------------
NET CASH PROVIDED BY INVESTING ACTIVITIES              --               --              --               --         (650,000)
                                             ------------     ------------    ------------     ------------     ------------

Effect of exchange rate on cash                        --               --              --               --              836
Cash at beginning of period                            --               --              --               --               --
                                             ------------     ------------    ------------     ------------     ------------

CASH AT END OF PERIOD                        $         --     $         --    $         --     $         --     $         --
                                             ============     ============    ============     ============     ============
CASH PAID FOR:
  Interest                                   $         --     $         --    $         --     $         --     $         --
                                             ============     ============    ============     ============     ============
  Income Tax                                 $         --     $         --    $         --     $         --     $         --
                                             ============     ============    ============     ============     ============
  Non-Cash Activities
                                             ============     ============    ============     ============     ============
  Shares issued in Lieu of Payment
   for Service                               $         --     $         --    $         --     $         --     $    174,000
                                             ============     ============    ============     ============     ============
  Stock issued for convertible
   debentures and interest                   $         --     $         --    $      4,125     $         --     $    352,500
                                             ============     ============    ============     ============     ============
  Stock issued for mineral
   property acquisition                      $         --     $         --    $         --     $         --     $    360,000
                                             ============     ============    ============     ============     ============
  Warrants issued                            $         --     $         --    $         --     $         --     $    500,000
                                             ============     ============    ============     ============     ============

   The accompanying notes are an integral part of these financial statements.

                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

1. ORGANIZATION AND DESCRIPTION OF BUSINESS

Orofino Gold Corp.  ("Orofino" or the "Company") was organized under the laws of the State of Nevada on April 12, 2005.  Orofino started  operations on September
1, 2007 under the "Clean `N Shine" name  operating as a full service  automotive car wash, cleaning,  detailing, and polishing business generating some revenues.
With  limited  opportunities  available  the Company  decided to look at mineral resources as an alternative  business.  On May 20, 2009, the Company completed a forward  stock split of its common  stock on a ratio of six shares for every one share of the  Company.  The record date of the  forward  stock split was May 15,
2009,  the  payment  date  of the  forward  split  was  May  19,  2009,  and the ex-dividend  date of the  forward  split  was May 20,  2009.  As a result of the forward split,  the post forward split number off issued and outstanding  shares was  60,000,000.  On December 5, 2009, the Company passed a resolution to change its name from SNT Cleaning Inc. to Orofino Gold Corp.

The  Company  is an  exploration  stage gold  mining  company  with its  efforts initially focused on what it believes to be under-explored  mineral  concessions and larger scale development of existing high grade artisanal mining operations.
The Company has achieved no operating revenues to date.

2. SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These  financial  statements  have been prepared in accordance  with  accounting principles  generally accepted in the United States of America ("U.S.  GAAP"). A summary of the significant accounting policies are as follows:

USE OF ESTIMATES

Management   uses  estimates  and   assumptions  in  preparing  these  financial
statements in accordance with generally accepted  accounting  principles.  Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent  assets and liabilities  and the reported  revenues and expenses for the periods  presented.  Actual results could differ from those estimates.

COMPREHENSIVE INCOME

The Company has adopted  ASC Topic 220,  "Comprehensive  Income."  Comprehensive
income is comprised of net income (loss) and all changes to stockholders' equity
(deficit),  except those  related to  investments  by  stockholders,  changes in paid-in capital and  distribution  to owners.  In accordance with FASB ASC Topic
220  "Comprehensive  Income,"  comprehensive  income  consists of net income and other gains and losses affecting stockholder's equity that are excluded from net income,  such as unrealized gains and losses on investments  available for sale, foreign  currency  translation  gains and losses and minimum pension  liability.
Since inception other  comprehensive  income has consisted of translation  gains and losses.

MINERAL PROPERTIES

All exploration  expenditures are expensed as incurred. Costs of acquisition and
option  costs  of  mineral  rights  are  capitalized  upon   acquisition.   Mine
development  costs incurred to develop new ore deposits,  to expand the capacity of mines or to develop mine areas  substantially  in advance of  production  are also  capitalized  once proven and probable  reserves exist, and the property is determined to be a commercially  mineable  property.  Costs incurred to maintain current  production  or to  maintain  assets on a standby  basis are  charged to operations.  If the  Company  does  not  continue  with  exploration  after  the completion of the feasibility study, the cost of mineral rights will be expensed at that time.  Costs of  abandoned  projects,  including  related  property  and equipment costs, are charged to mining costs. To determine if these costs are in excess of their recoverable amount,  periodic  evaluations of the carrying value of capitalized costs and any related property and equipment costs are performed.
These  evaluations  are based upon expected  future cash flows and/or  estimated salvage value.

                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

2. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company adopted FASB ASC 820-Fair Value  Measurements and  Disclosures,  for
assets and  liabilities  measured  at fair value on a recurring  basis.  ASC 820 establishes  a common  definition  for  fair  value to be  applied  to  existing generally  accepted  accounting  principles  that  require the use of fair value measurements  establishes  a  framework  for  measuring  fair value and  expands disclosure about such fair value  measurements.  The adoption of ASC 820 did not have an impact on the Company's financial position or operating results, but did expand certain  disclosures.  ASC 820 defines fair value as the price that would be  received  to sell an asset or paid to  transfer  a  liability  in an orderly transaction between market  participants at the measurement date.  Additionally,
ASC 820  requires  the use of  valuation  techniques  that  maximize  the use of observable inputs and minimize the use of unobservable  inputs. These inputs are prioritized below:

Level 1:   Observable  inputs such as quoted market prices in active markets for identical assets or liabilities
Level 2:   Observable  market-based  inputs  or  unobservable  inputs  that  are corroborated by market data
Level 3:   Unobservable  inputs  for which  there is  little or no market  data, which require the use of the reporting entity's own assumptions.

The  Company  did not have any  Level 2 or Level 3 assets or  liabilities  as of
November 30, 2011.

The Company  discloses the estimated  fair values for all financial  instruments for  which it is  practicable  to  estimate  fair  value.  As of the date of the financial statements,  the fair value short-term financial instruments including prepaids, and accounts payable and accrued expenses, approximates book value due to their short-term duration.

BASIC AND DILUTED LOSS PER SHARE

Basic net  earnings  (loss) per common share are computed by dividing net income
(loss) by the  weighted-average  number of common shares  outstanding during the period.  Diluted net earnings  (loss) per common share is  determined  using the weighted-average number of common shares outstanding during the period, adjusted for the dilutive effect of common stock equivalents.

INCOME TAXES

Income taxes are  accounted for in  accordance  with the  provisions of FASB ASC
740,  Accounting  for Income  Taxes.  Deferred  tax assets and  liabilities  are recognized for the future tax consequences  attributable to differences  between the financial  statement carrying amounts of existing assets and liabilities and their  respective tax bases.  Deferred tax assets and  liabilities  are measured using  enacted  tax rates  expected  to apply to taxable  income in the years in which those temporary  differences are expected to be recovered or settled.  The effect  on  deferred  tax  assets  and  liabilities  of a change in tax rates is recognized in income in the period that includes the enactment  date.  Valuation allowances are established, when necessary, to reduce deferred tax assets to the amounts expected to be realized.

FOREIGN CURRENCY TRANSLATION AND TRANSACTIONS

The Company's  functional currency is US dollars.  Foreign currency balances are translated into US dollars as follows:

Monetary assets and liabilities are translated at the period-end  exchange rate.
Non-monetary  assets are  translated  at the rate of exchange in effect at their acquisition, unless such assets are carried at market or nominal value, in which case they are  translated at the period-end  exchange rate.  Revenue and expense items are  translated  at the  average  exchange  rate for the  period.  Foreign exchange gains and losses in the period are included in operations.

                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

2. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

The assets and  liabilities  arising from these  operations  are  translated  at current  exchange rates and related  revenues and expenses at the exchange rates in effect at the time the revenue or expense is incurred.  Resulting translation adjustments, if material, are accumulated as a separate component of accumulated other  comprehensive  income in the  statement of  stockholders  'deficit  while foreign currency transaction gains and losses are included in operations.

CONVERTIBLE DEBT

The Company  reviews the terms of  convertible  debt and equity  instruments  to
determine  whether  there  are  conversion   features  or  embedded   derivative
instruments  including  embedded  conversion  options  that are  required  to be bifurcated and accounted for separately as a derivative financial instrument. In circumstances  where the convertible  instrument contains more than one embedded derivative  instrument,  including  conversion  options  that are required to be bifurcated,  the bifurcated derivative instruments are accounted for as a single compound  instrument.  Also, in connection with the sale of convertible debt and equity  instruments,  the Company  may issue free  standing  warrants  that may, depending on their terms, be accounted for as derivative instrument liabilities, rather  than as equity.  When  convertible  debt or equity  instruments  contain embedded  derivative  instruments  that are to be  bifurcated  and accounted for separately, the total proceeds allocated to the convertible host instruments are first allocated to the fair value of all the bifurcated derivative  instruments.
The  remaining  proceeds,   if  any,  are  then  allocated  to  the  convertible
instruments themselves, usually resulting in those instruments being recorded at a discount  from their face  amount.  When the Company  issues debt  securities, which bear  interest  at rates that are lower than  market  rates,  the  Company recognizes a discount,  which is offset  against the carrying value of the debt.
Such discount from the face value of the debt, together with the stated interest on the instrument, is amortized over the life of the instrument through periodic charges to income. In addition,  certain  conversion  features are recognized as beneficial  conversion features to the extent the conversion price as defined in the convertible note is less than the closing stock price on the issuance of the convertible  notes.  Fees incurred in the placement of the convertible notes are deferred and recognized  over the life of the debt agreement as an adjustment to interest expense using the interest method.

NEW ACCOUNTING STANDARDS

In May 2011, the FASB issued ASU 2011-04,  "Fair Value Measurement  (Topic 820):
Amendments to Achieve Common Fair Value Measurement and Disclosure  Requirements
in U.S. GAAP and IFRSs,"  ("ASU  2011-04").  This  standard  results in a common requirement  between the FASB and the International  Accounting  Standards Board
for  measuring   fair  value  and  disclosing   information   about  fair  value
measurements.  ASU 2011-04 is  effective  for fiscal  years and interim  periods beginning  after  December  15,  2011.  We do not  expect the  adoption  of this accounting  pronouncement  to have any  effect  on our  financial  position  and results of operations.

In June 2011, the FASB issued ASU 2011-05,  "Comprehensive Income:  Presentation of  Comprehensive  Income.  "ASU 2011-05  will require  companies to present the components of net income and other comprehensive income either as one continuous statement or as two consecutive statements. ASU 2011-05 eliminates the option to present  components  of other  comprehensive  income as part of the statement of changes in  stockholders'  equity.  ASU 2011-05  does not change the items which must be reported in other  comprehensive  income, how such items are measured or when they must be reclassified to net income.  ASU 2011-05 will be effective for the first interim and annual periods beginning after December 15, 2011. Further, in December 2011,  the FASB issued ASU 2011-12,  "Deferral of the Effective Date for  Amendments  to  the  Presentation  of  Reclassifications  of  Items  Out of
Accumulated  Other  Comprehensive  Income in  Accounting  Standards  Update  No.
2011-05." The Company believes the adoption of this guidance concerns disclosure only and will not have a material impact on its financial statements.

                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

2. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

Management  does  not  believe  that  any  other  recently  issued,  but not yet effective, accounting standards could have a material effect on the accompanying financial statements.  As new accounting  pronouncements are issued, the Company will  adopt  those that are  applicable  under the  circumstances.  A variety of proposed or otherwise potential  accounting  standards are currently under study by standard setting  organizations and various regulatory  agencies.  Due to the tentative and preliminary nature of those proposed standards, management has not determined  whether  implementation of such proposed standards would be material to our financial statements.

3. GOING CONCERN

In the course of the Company's exploration activities, the Company has sustained losses and  expects  such  losses to  continue  unless and until the Company can achieve net operating revenues. Future issuances of the Company's equity or debt securities  will be required in order for the Company to continue to finance its operations and continue as a going concern. The Company currently has no revenue from operations and has incurred  cumulative net losses of $2,653,841  since its inception.  The Company's financial  statements have been prepared assuming that the Company will continue as a going concern,  which  contemplates,  among other things,  the  realization of assets and the  satisfaction  of liabilities in the normal course of business.  Realization  values may be  substantially  different from  carrying  values as shown and the  Company's  financial  statements do not include any adjustments  relating to the  recoverability  or  classification  of recorded  asset amounts or the amount and  classification  of  liabilities  that might be necessary if the Company is unable to continue as a going concern.

4. PREPAID EXPENSE

The Company's  attorney  received a retainer of $25,000 of which $7,115 has been expensed leaving a balance of $17,885 for future work.

5. MINERAL PROPERTIES

On April 6, 2010, the Company  counter-signed an offer for joint venture-earn-in to option several mining  concessions in the Department of Bolivar,  Republic of
Colombia. Pursuant to various stages of due diligence it was determined that the best way of obtaining  title to the various  target  mineral  properties  was to enter into new  agreements.  On November 15, 2010 the Company  entered into four agreements.  The terms of the new agreements  allowed for the Company to acquire an 80% interest in four mining concessions. The agreements were amended on April
18,  2011.  However the  Company was unable to make the October 1, 2011  payment under the amended formula.  On March 1, 2012 the Company amended the acquisition agreements again on a basis of reducing the number of properties from 4 to 2 and reducing  the  payment  schedule.  A summary  of the terms and  ongoing  payment obligations are as follows:

Cash payments:

1.   $5,000 as an initial option payment;
2.   $100,000 on or before January 31, 2011 (paid);
3.   $150,000  on or  before  March  31,  2011  (amended),  (paid),  (previously
     February 28, 2011);
4.   $50,000 on April 18,  2011  (amended),  (paid)  (previously  $800,000 on or before March 31, 2011);
5.   $450,000  every six months  starting on July 1, 2012  (previously  $900,000 every six months  starting  October 1, 2011,  of which the  Company may pay one-half  of  issuing  restricted  common  shares to the vendor at a 10-day average  trading  price  per  amendment  on April  18,  2011),  (previously
     $800,000 every six months thereafter starting on June 1, 2011).

Share issuances:

1.   24 million shares on or before March 31, 2011 (issued in March 2011)
2.   10 million shares on or before March 31, 2012, (discontinued under March 1,
     2012 amendment) and
3.   10 million shares on or before December 31, 2012 (discontinued  under March
     1, 2012 amendment).

                                       10
                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

5. MINERAL PROPERTIES CONTINUED

The Company paid a total of $350,000 to independent third parties for consulting services  in  relation  to the  signing of the option  agreements.  The  Company incurred  a cost of  $100,000  paid to a person  in the  United  States  for the initial  introduction  of the  mineral  concessions  and  $250,000  paid to some concession holders as the initial payments to pursue an option agreement.

6. LOANS PAYABLE

The Company has loans payable to various  independent third parties on the basis of being  unsecured,  payable on demand and bearing  interest at the rate of 10%
per annum.

                                            November 30,              May 31,
                                                2011                   2011
                                            ------------           ------------
                                            $  1,120,519           $    756,349
                                            ------------           ------------

7.  CONVERTIBLE LOANS

On January  18, 2011 the Company  concluded  agreements  to convert a portion of loans  payable  into 10%  convertible  promissory  notes on the  basis  that the principal  balance  and  unpaid  interest  at the  rate  of  10%  per  annum  be convertible  into  shares  of  the  Company's  restricted  common  stock  at the conversion  price of $0.0075 per share. The holder is limited to convert no more than 4.99% of the issued and outstanding common stock at the time of conversion.

                                            November 30,              May 31,
                                                2011                   2011
                                            ------------           ------------
Balance, at beginning of period             $    424,088           $         --
Convertible debt additions                            --                752,572
Accrued interest                                  20,153                 19,891
                                            ------------           ------------
                                                 444,241                772,463
Converted into shares                             (4,125)              (348,375)
                                            ------------           ------------
Balance, end of period                      $    440,116           $    424,088
                                            ------------           ------------
Conversion price                            $     0.0075           $     0.0075
Number of shares issuable                     58,682,133             56,545,067

8. CAPITAL STOCK

COMMON STOCK

The company issued to the founders 10,000,000 common shares of stock for $1,000.
On May 20,  2009,  the  Company  completed  a 6-for-1  forward  stock split (the
Forward  Split") of the Company's  common stock in the form of a stock dividend.
All share and per share information has been  retroactively  adjusted to reflect the Forward Split.

The par value of the Company's common stock was unchanged by the Forward Split.

On October 14, 2010, the Company increased its total authorized shares of common stock from 75,000,000 to 250,000,000,  par value $0.001 per share.

                                       11
                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

8. CAPITAL STOCK CONTINUED

On June 10, 2010 the Company issued 600,000 restricted shares to two parties for services at a value of $0.13 per share.

On August 17, 2010 the Company issued 3,600,000  restricted shares at $0.01 each pursuant to an assignment of debt dated October 31, 2009.

On August 18, 2010 the Company issued 6,000,000  restricted shares at $0.01 each pursuant to the retirement of debt as at February 17, 2010.

On March 8, 2011 the Company issued 24,000,000  restricted shares at $0.015 each pursuant to the acquisition of mineral properties.

On March 8, 2011 the Company issued 46,450,000 restricted shares at $0.0075 each to fourteen parties pursuant to the exercise of convertible debt.

On March 28, 2011 the Company issued  5,000,000  warrants at $0.10 each for cash consideration of $500,000.  The warrants may be exercised to purchase  5,000,000 shares at $1.00 each  until  December  31,  2012 or may be  surrendered  for the receipt of 2,500,000 restricted shares.

On August 23, 2011 the Company issued 550,000  restricted shares at $0.0075 each to two parties pursuant to the exercise of convertible debt.

WARRANTS

(i) Warrant transactions are summarized as follows:

                            For the
                           six months     Weighted    For the year    Weighted
                             ended        average        ended        average
                           November 30,   exercise       May 31,      exercise
                              2011         price          2011         price
                           ----------    ----------    ----------    ----------
Balance                     5,000,000    $     1.00    $       --    $       --
  Granted                          --            --     5,000,000          1.00
  Exercised                        --            --            --            --
  Expired                          --            --            --            --
                           ----------    ----------    ----------    ----------

Balance                     5,000,000    $     1.00     5,000,000    $     1.00
                           ==========    ==========    ==========    ==========

At  November  30,  2011 the Company has  outstanding  warrants,  exercisable  as follows:
                                                   Exercise         Expiry
                                       Number        Price           Date
                                       ------        -----           ----
                                      5,000,000      $1.00     December 31, 2012

The warrants may be exercised to purchase  5,000,000  shares at $1.00 each until
December 31, 2012 or may be surrendered for the receipt of 2,500,000  restricted shares.

                                       12
                               Orofino Gold Corp.
                        Notes to the financial statements
                   For the six months ended November 30, 2011

9. RELATED PARTY TRANSACTIONS

The following expenses were incurred with directors and officers of the Company

                                                  For the            For the
                                                 six months         six months
                                                   ended              ended
                                                 November 30,       November 30,
                                                    2011               2010
                                                  --------           --------
Management fees                                   $ 35,000           $ 43,000
                                                  --------           --------

Total                                             $ 35,000           $ 43,000
                                                  ========           ========

As at November  30,  2011  accounts  payable  included  $22,000  (May 31, 2011 -
$40,000) owing to officers and directors.

The  amounts  charged  to the  Company  for  the  services  provided  have  been determined by  negotiation  among the parties.  These  transactions  were in the normal  course of operations  and were measured at the exchange  amount which is the amount of consideration established and agreed to by the related parties.

10. INCOME TAXES

No provision for federal  income taxes has been  recognized  for the years ended
May 31, 2011 and 2010 as the Company  incurred a net  operating  loss for income tax  purposes in each year and has no carryback  potential.  Deferred tax assets and  liabilities  at May 31, 2011 and 2010  totaled a net  deferred tax asset of
$505,000  and  $350,000,  respectively.  At May 31,  2011 and 2010,  the Company
provided  a  full  valuation   allowance  due  to   uncertainty   regarding  the
realizability of these tax assets.

At May 31, 2011,  the Company has net  operating  loss carry  forwards  totaling approximately $2.2 million for federal income tax purposes, which may be carried forward  in  varying  amounts  until the time when they  begin to expire in 2029 through 2031.

11. SUBSEQUENT EVENTS

Nil

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